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EXHIBIT 23(b)

INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Transgenomic, Inc. on Form S-8 of our report, dated January 31, 2001, appearing in the Annual Report on Form 10-K of Transgenomic, Inc. for the year ended December 31, 2000.

                      Deloitte & Touche LLP

Omaha, Nebraska
September 13, 2001

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EXHIBIT 23(b) INDEPENDENT AUDITORS' CONSENT